UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 23, 2022

Liberty Media Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39920	85-3809075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Series A common stock and one-fifth of one redeemable warrant	LMACU	The Nasdaq Stock Market LLC
Series A common stock, par value $0.0001 per share	LMACA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Series A common stock at an exercise price of $11.50	LMACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of its Annual Report on Form 10-K for the year ended December 31, 2021, Liberty Media Acquisition Corporation (the “Company”) management determined that it needed to account for its Forward Purchase Agreement as a single freestanding financial instrument versus two freestanding financial instruments under which the equity to be issued would get equity treatment and the underlying warrants to be issued were accounted for in accordance with the guidance contained in Accounting Standards Codification Topic 815, Derivatives and Hedging. As a result of assessing the Forward Purchase Agreement as a single freestanding financial instrument, the Company now classifies the entirety of the Forward Purchase Agreement as a liability at its fair value and adjusts the Forward Purchase Agreement to fair value at each reporting period through the statements of operations.

On March 23, 2022, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), after considering the recommendations of management, determined that the Company’s previously issued (i) audited balance sheet of the Company, dated as of January 26, 2021, included in a Current Report on Form 8-K filed by the Company on February 1, 2021, (ii) unaudited interim financial statements included in the Company’s Quarterly Report Form 10-Q for the quarterly period ended March 31, 2021 filed with the SEC on May 17, 2021, (iii) unaudited interim financial statements included in the Company’s Quarterly Report Form 10-Q for the quarterly period ended June 30, 2021 filed with the SEC on July 16, 2021 and (iv) unaudited interim financial statements included in the Company’s Quarterly Report Form 10-Q for the quarterly period ended September 30, 2021 filed with the SEC on October 19, 2021 should be restated for the Forward Purchase Agreement and no longer be relied upon.

The Audit Committee and management have discussed the matters disclosed in this Item 4.02 with Marcum LLP, its independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2022

Liberty Media Acquisition Corporation

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Senior Vice President

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